UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	May 8, 2014

First Bancorp

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

300 SW Broad Street, Southern Pines, NC	28387
(Address of Principal Executive Offices)	(Zip Code)

(910) 246-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

First Bancorp
INDEX

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Item 5.07 – Submission of Matters to a Vote of Security Holders	3

Signatures	5

Item 5.07 – Submission of Matters to a Vote of Security Holders

On May 8, 2014, First Bancorp held its annual meeting of shareholders. At the meeting, the Company’s shareholders: (i) elected each of the twelve persons listed below under Proposal 1 to serve as a director of the Company until the 2015 annual meeting; (ii) ratified the appointment of Elliott Davis, PLLC as the independent auditors of the Company for 2014; (iii) approved, on a non-binding advisory basis, the Company’s named executive officer compensation (“Say on Pay”); and (iv) adopted a new equity based incentive plan, entitled the First Bancorp 2014 Equity Plan.

The following table describes the results of the voting at the annual meeting.

Proposal or Name of Nominee	Shares Voted “For”	Shares Voted “Against”	Shares Withheld	Shares Abstained	Broker Non- Votes
Proposal 1: To elect twelve nominees to the Board of Directors to serve until the 2015 annual meeting of shareholders, or until their successors are elected and qualified
Daniel T. Blue, Jr.	12,524,892	—	85,675	—	2,853,642
Jack D. Briggs	12,238,486	—	372,081	—	2,853,642
Mary Clara Capel	12,465,187	—	145,380	—	2,853,642
James C. Crawford, III	12,527,207	—	83,360	—	2,853,642
James G. Hudson, Jr.	12,526,166	—	84,401	—	2,853,642
Richard H. Moore	12,534,146	—	76,421	—	2,853,642
George R. Perkins, Jr.	12,224,043	—	386,524	—	2,853,642
Thomas F. Phillips	12,504,029	—	106,538	—	2,853,642
Frederick L. Taylor II	12,486,976	—	123,591	—	2,853,642
Virginia C. Thomasson	12,527,828	—	82,739	—	2,853,642
Dennis A. Wicker	12,515,416	—	95,151	—	2,853,642
John C. Willis	12,242,753	—	367,814	—	2,853,642

Proposal 2: To ratify the appointment of Elliott Davis, PLLC as the independent auditors of the Company for 2014.	15,385,464	54,592	—	24,153	—

Proposal 3: To approve, on a non-binding advisory basis, the Company’s named executive officer compensation (“Say on Pay”).	10,312,812	2,192,465	—	105,290	2,853,642

Proposal 4: To adopt a new equity based incentive plan, entitled the First Bancorp 2014 Equity Plan.	12,215,761	326,587	—	68,219	2,853,642

Disclosures About Forward Looking Statements

The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Company’s customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Bancorp

May 13, 2014	By:	/s/ Richard H. Moore
Richard H. Moore
President and Chief Executive Officer

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